Exhibit 99.2


NEWFIELD

@NFX

2014-16e Growth & Investment Outlook

December 9, 2013

@NFX is periodically published to keep stockholders aware of current operating activities at Newfield. It may include estimates of expected production volumes, costs and expenses, recent changes to hedging positions and commodity pricing.

2014-16 Outlook

HIGHLIGHTS:

- 2014 capital investments: ~$1.6 billion (excludes capitalized internal costs).
- 2014 net production : 44 – 48 MMBOE, up ~16% over 2013. For 2014, liquids production is expected to increase 30% Y-o-Y.
- Three-year plan yields 25% CAGR in cash flow



Williston Basin
'14 Cap-ex: $330 MM
4 operated rigs
'14 prod: 6 MMBOE, up 40%
ROCKIES
Uinta Basin
'14 Cap-ex: $400 MM
3-5 operated rigs
'14 prod: 8.6 MMBOE, up 5%
MID-CONTINENT
Anadarko Basin
'14 Cap-ex: $700 MM
8 operated rigs
'14 prod: 14.5 MMBOE, up 100%
GULF COAST
Eagle Ford
'14 Cap-ex: $170 MM
'14 prod: 4 MMBOE, up 30%
Eagle Ford

NEWFIELD

Growth Forecast & Cap-Ex*

Production from Continuing Operations



Natural Gas
NGLs
Oil
60
50
40
30
20
10
0
MMBOE (net)
40
44-48
48-55
51-61
2013e
2014e
2015e
2016e

2014 CAPEX

~$1.6 B



~11%
~25%
~20%
~44%
Uinta
Anadarko
Williston
Eagle Ford

* Includes Wells Operated by Others

NEWFIELD

Production by Area



MBOEPD (net)
140
120
100
80
60
40
20
0
Eagle Ford
Williston
Anadarko*
Uinta
28% CAGR
50.9
>80
100
120
130
1Q13
2Q13
3Q13
4Q13e
1Q14e
2Q14e
3Q14e
4Q14e
1H15e
2H15e
2016e

**Includes SCOOP and STACK; Excludes Granite Wash

NEWFIELD

Production & Capital Investments

	2013e	2014e	2015e	2016e
Production*:				
Oil (MMBO)	14.0	16.4 – 18.2	19.5 – 22.5	23.0 – 28.0
NGLs (MMBbls)	5.2	7.8 – 8.3	9.1 – 10.5	9.0 – 11.2
Natural Gas (BCF)	125	119 - 129	116 - 133	114 - 131
Total (MMBOE)	**40.0**	**44.0 – 48.0**	**48.0 – 55.0**	**51.0 – 61.0**
YoY Liquids Growth	43%	30%	20%	16%
YoY Gas Growth	(11%)	--%	--%	(2%)
YoY Total Growth	9%	16%	11%	9%
Capital Investments* (In billions)	**~$1.6**	**~$1.6**	**$1.6 – 1.8**	**$1.6 – 1.8**

NEWFIELD

*Production and capital forecast are based on continuing operations

Oil Hedging Details as of 12/09/13

Period	Volume/day	Weighted-Average Price			
	Bbls	Swaps	Swaps w/ Short Puts[2]	Collars	Collars w/ Short Puts[1]
4Q 2013	2,300	$91.10	—	—	—
	10,000	—	$75/97.49	—	—
	27,700	—	—	—	$80/95-$115.59
1Q 2014	15,000	$89.60	—	—	—
	16,000	—	$75/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
2Q 2014	19,000	$90.07	—	—	—
	16,000	—	$75/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
3Q 2014	21,000	$89.86	—	—	—
	16,000	—	$75/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
4Q 2014	23,000	$89.95	—	—	—
	16,000	—	$75/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
1Q 2015	19,000	$90.37	—	—	—
	11,000	—	$68.36/90.03	—	—
2Q 2015	19,000	$90.37	—	—	—
	11,000	—	$68.36/90.03	—	—
3Q 2015	17,000	$90.41	—	—	—
	14,000	—	$68.07/90.03	—	—
4Q 2015	17,000	$90.41	—	—	—
	14,000	—	$68.07/90.03	—	—

[1] Below $80.00 per Bbl in Q4 2013 and below $75.83 per Bbl in 2014, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized.

[2] Below $75.00 per Bbl in Q4 2013 and in 2014, these contracts effectively result in realized prices that are on average $22.49 and $20.16 per Bbl higher, respectively, than the cash price that otherwise would have been realized. Below $68.36 per Bbl for 1H 2015 and $68.07 per Bbl for 2H 2015, these contracts effectively result in realized prices that are on average $21.67 and $21.96 per Bbl higher, respectively, than the cash price that otherwise would have been realized.

NEWFIELD

Denotes update

Oil Hedging Details as of 12/09/13

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX oil prices.

	Oil Prices				
Period	**$70**	**$80**	**$90**	**$100**	**$110**
4Q 2013	$63	$57	$20	($4)	($19)
1Q 2014	$64	$41	$7	($21)	($53)
2Q 2014	$72	$46	$8	($24)	($61)
3Q 2014	$76	$47	$8	($27)	($65)
4Q 2014	$80	$49	$8	($28)	($69)
1Q 2015	$54	$28	$1	($26)	($54)
2Q 2015	$55	$28	$ -	($27)	($55)
3Q 2015	$57	$29	$1	($28)	($56)
4Q 2015	$57	$29	$1	($28)	($56)

NEWFIELD

Gas Hedging Details as of 12/09/13

Period	Volume/day MMBtus	Weighted-Average Price: Swaps	Swaps w/ Short Puts	Collars	Collars w/ Short Puts
4Q 2013	223,600 75,000[2]	$4.34[1] —	— —	— —	— $3.00/3.75 - $4.75
1Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
2Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
3Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
4Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
1Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
2Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
3Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
4Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —

[1] This weighted-average fixed price represents the resultant hedge position, which is a combination of the put spread in our 3-way collar contracts and our fixed price swap contracts.
[2] These weighted-average collar prices for the respective period represent contracts for November and December 2013 only.

NEWFIELD

Gas Hedging Details as of 12/09/13

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX gas prices.

	Gas Prices			
Period	**$2**	**$3**	**$4**	**$5**
4Q 2013	$52	$31	$5	($23)
1Q 2014	$52	$25	$ -	($24)
2Q 2014	$53	$25	$ -	($24)
3Q 2014	$53	$26	($1)	($25)
4Q 2014	$53	$26	($1)	($24)
1Q 2015	$46	$24	$3	($11)
2Q 2015	$46	$25	$3	($11)
3Q 2015	$47	$25	$4	($12)
4Q 2015	$47	$25	$4	($12)

NEWFIELD

Forward Looking Statements and Related Matters

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "will", "believe", "intend", "plan", "expect" or other similar expressions are intended to identify forward-looking statements. Other than historical facts included in this presentation, all information and statements, such as information regarding planned capital expenditures, estimated reserves, estimated production targets, drilling and development plans, the timing of production, planned capital expenditures, and other plans and objectives for future operations, are forward-looking statements. Although as of the date of this presentation Newfield believes that these expectations are reasonable, this information is based upon assumptions and anticipated results that are subject to numerous uncertainties and risks. Actual results may vary significantly from those anticipated due to many factors, including drilling results, commodity prices, industry conditions, the prices of goods and services, the availability of drilling rigs and other support services, the availability of refining capacity for the crude oil Newfield produces in the Uinta Basin in Utah, the availability of capital resources, labor conditions, severe weather conditions, governmental regulations and other operating risks. Please see Newfield's 2012 Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (SEC) for a discussion of other factors that may cause actual results to vary. Unpredictable or unknown factors not discussed herein or in Newfield's SEC filings could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undo reliance on forward-looking statements, which speak only as of the date of this presentation. Unless legally required, Newfield undertakes no obligation to publicly update or revise any forward-looking statements.

Cautionary Note to Investors – Effective January 1, 2010, the SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms. Newfield may use terms in this presentation, such as "resources", "net resources", "net discovered resources", "net risked resources", "net lower-risked captured resources", "net risked captured resources", "gross resources", "gross resource potential", "gross unrisked resource potential", "gross unrisked resources", and similar terms that the SEC's guidelines strictly prohibit in SEC filings. Investors are urged to consider closely the oil and gas disclosures in Newfield's 2012 Annual Report on Form 10-K, available at www.newfield.com, www.sec.gov or by writing Newfield at 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380 Attn: Investor Relations.